UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

Finward Bancorp
(Exact name of registrant as specified in its charter)

Indiana	001-40999	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FNWD	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

Item 8.01 Other Events.

On June 23, 2023, Finward Bancorp (the “Bancorp”), the holding company for its Indiana commercial bank subsidiary Peoples Bank (the “Bank”), issued a press release announcing the appointment of David J. Kwait as the Senior Vice President, General Counsel, Corporate Secretary, and Chief Risk Officer of the Bancorp and the Bank, with the appointment to be effective as of June 30, 2023. Mr. Kwait is currently the Chief Wealth Management Officer of the Bank, a position he has held since 2022. With respect to the position of Chief Risk Officer, Mr. Kwait will succeed Lynette M. Klemm, who has been serving as the Chief Risk Officer on an interim basis since May 5, 2023. Ms. Klemm will remain in her current position as the Director of Audit for the Bank.

Mr. Kwait joined the Bank in 2011, when he was hired as an Assistant Vice President, Staff Attorney, Legal Counsel, and Wealth Management Officer. Since then, he has been promoted several times, holding titles of Assistant Corporate Secretary of the Bancorp and the Bank; Vice President, Staff Attorney, Legal Counsel and Wealth Management Officer; Vice President, Wealth Strategies and Wealth Management Group Leader; Senior Vice President, Wealth Management Group Leader; and most recently, Chief Wealth Management Officer of the Bank.

A copy of the press release announcing Mr. Kwait’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated June 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: June 23, 2023

	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer